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                                                                       DIR-OP:95

                         STOCK OPTION AGREEMENT

         STOCK OPTION AGREEMENT, dated as of July 1, 1995, between ENVIROSOURCE, INC. (the "Corporation") and WALLACE B. ASKINS (the "Optionee"), who is a Director of the Corporation.

         1. Shares Subject to Option. Pursuant to the provisions of the EnviroSource, Inc. Stock Option Plan for Non-Affiliate Directors, adopted by the Board of Directors of the Corporation as of January 1, 1995 (the "Plan"), the Corporation hereby grants to the Optionee a Stock Option to purchase 16,216 shares of the Common Stock (par value $.05 per share) of the Corporation (the "Optioned Shares") at a price equal to $3.70 per share. The Optionee acknowledges receipt of a copy of the Plan, all terms and conditions of which are incorporated herein by reference.

         2. Term and Exercise of Option. The Stock Option hereby granted (the "Option"), subject to the conditions set forth in Section 3 hereof, shall become exercisable in full on January 1, 1996, and shall expire and may not be exercised after the expiration of ten years from the date hereof.
   The Option may be exercised from time to time in whole or in part by giving written notice to the Corporation, which notice shall include the date, the number of shares as to which the Option is then being exercised and the aggregate purchase price of such shares. At the time of exercise of the Option in whole or in part, the aggregate option price of the shares purchased pursuant thereto shall be paid in full at the principal office of the Corporation by payment of the full purchase price in cash.

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            The Corporation, upon receipt of such option price, will cause certificates for such shares to be delivered to the person entitled thereto, registered in the name of the person or persons so exercising the Option and, if deemed necessary by counsel to the Corporation, legended pursuant to paragraph 3 hereof. In addition, the Corporation shall have the right to require a cash payment upon the exercise of the Option in connection with any obligation of the Corporation to withhold taxes.

             This Agreement shall not be construed as giving the Optionee any right to be retained as a Director of the Corporation or to be employed by the Corporation or any subsidiary.

         3. Conditions to Exercise. Exercise of the Option as hereinabove provided shall be subject to the following express conditions precedent:

              (a) The Optionee shall have remained continuously as a member of the Board of Directors of the Corporation from the date of grant of the Option ("Granting Date") until the date of exercise thereof except that (i) in the event of the death of the Optionee after the Granting Date and while a Director of the Corporation, or within three months after the termination of his services as a Director either as a result of a vote of stockholders or otherwise, the Option may be exercised (to the extent that the Optionee was entitled to do so at the date of his death) at any time within one year after his death by the executors or administrators of the Optionee or by any person who shall have acquired the Option from the Optionee by bequest of inheritance, and (ii) in the event of the termination (otherwise than by reason of death) after the Granting Date of the Optionee's service as a Director either as a result of a vote of stockholders or otherwise the Option may be exercised (to the extent the Optionee was entitled to do so at the termination of his service as a Director) at any time within three months after such termination but not thereafter; provided, however, that in no event may the Option be exercised after the expiration of the term of the Option.

              (b) Unless a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Option be in effect with respect to the Optioned Shares, the Optionee shall have delivered to the Corporation such assurances as the Corporation may reasonably request that the Optioned Shares are being acquired in accordance with the terms of an applicable exemption from the registration requirements of such Act.

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              (c) If the shares of Common Stock of the Corporation or other securities issuable upon exercise of the Option are then listed on any securities exchange, such shares shall have been authorized for listing on such exchange on official notice of issuance.

         4. Option Non-Transferable. This Option may not be transferred by the Optionee otherwise than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by him.

         5. Adjustment of Option Price and Number of Optioned Shares. If the outstanding securities of the class then subject to this Option are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, upon proper authorization of the Board of Directors, an appropriate and proportionate adjustment shall be made in the number and type of Optional Shares.

         6. Investment Covenant. The Optionee represents, covenants and agrees that, unless the Optioned Shares shall have been registered under the Securities Act of 1933, as amended, or other Federal or state statutes in effect at the time of purchase, such Optioned Shares will be acquired by the Optionee for investment for his own account and not with a view to distribution and agrees to execute such other and further instruments as may be required to evidence such investment intent.

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         7.   Right of Cancellation.  Notwithstanding the foregoing provisions of this Agreement, this Option may be canceled by the Board of Directors at any time prior to the exercise thereof if the Board determines that the Optionee has at any time prior to, or after, the date hereof intentionally committed an act materially inimical to the interests of the Corporation or of any subsidiary of the Corporation.

         IN WITNESS WHEREOF, the Corporation and the Optionee have executed this Agreement in duplicate as of the date first above written.

                                       ENVIROSOURCE, INC.
   ATTEST:
   /s/Christina E. Huben               By: /s/ Louis A. Guzzetti, Jr.

                                       /s/ Wallace B. Askins
                                              Optionee


                                                                   DIR-OP:95

                         STOCK OPTION AGREEMENT

         STOCK OPTION AGREEMENT, dated as of JuLy 1, 1995, between ENVIROSOURCE, INC. (the "Corporation") and ARTHUR R. SEDER, JR. (the "Optionee"), who is a Director of the Corporation.

         1. Shares Subject to Option. Pursuant to the provisions of the EnviroSource, Inc. Stock Option Plan for Non-Affiliate Directors, adopted by the Board of Directors of the Corporation as of January 1, 1995 (the "Plan"), the Corporation hereby grants to the Optionee a Stock Option to purchase 16,216 shares of the Common Stock (par value $.05 per share) of the Corporation (the "Optioned Shares") at a price equal to $3.70 per share. The Optionee acknowledges receipt of a copy of the Plan, all terms and conditions of which are incorporated herein by reference.

         2. Term and Exercise of Option. The Stock Option hereby granted (the "Option"), subject to the conditions set forth in Section 3 hereof, shall become exercisable in full on January 1, 1996, and shall expire and may not be exercised after the expiration of ten years from the date hereof. The Option may be exercised from time to time in whole or in part by giving written notice to the Corporation, which notice shall include the date, the number of shares as to which the Option is then being exercised and the aggregate purchase price of such shares. At the time of exercise of the Option in whole or in part, the aggregate option price of the shares purchased pursuant thereto shall be paid in full at the principal office of the Corporation by payment of the full purchase price in cash.

              The Corporation, upon receipt of such option price, will cause certificates for such shares to be delivered to the person entitled thereto, registered in the name of the person or persons so exercising the Option and, if deemed necessary by counsel to the Corporation, legended pursuant to paragraph 3 hereof. In addition, the Corporation shall have the right to require a cash payment upon the exercise of the Option in connection with any obligation of the Corporation to withhold taxes.

        This Agreement shall not be construed as giving the Optionee any right to be retained as a Director of the Corporation or to be employed by the Corporation or any subsidiary.

         3. Conditions to Exercise. Exercise of the Option as hereinabove provided shall be subject to the following express conditions precedent:

              (a) The Optionee shall have remained continuously as a member of the Board of Directors of the Corporation from the date of grant of the Option ("Granting Date") until the date of exercise thereof except that (i) in the event of the death of the Optionee after the Granting Date and while a Director of the Corporation, or within three months after the termination of his services as a Director either as a result of a vote of stockholders or otherwise, the Option may be exercised (to the extent that the Optionee was entitled to do so at the date of his death) at any time within one year after his death by the executors or administrators of the Optionee or by any person who shall have acquired the Option from the Optionee by bequest of inheritance, and (ii) in the event of the termination (otherwise than by reason of death) after the Granting Date of the Optionee's service as a Director either as a result of a vote of stockholders or otherwise the Option may be exercised (to the extent the Optionee was entitled to do so at the termination of his service as a Director) at any time within three months after such termination but not thereafter; provided, however, that in no event may the Option be exercised after the expiration of the term of the Option.

              (b) Unless a registration statement under the Securities Act of
            1933, as amended, shall at the time of exercise of the Option be in effect with respect to the Optioned Shares, the Optionee shall have delivered to the Corporation such assurances as the Corporation may reasonably request that the Optioned Shares are being acquired in accordance with the terms of an applicable exemption from the registration requirements of such Act.

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              (c) If the shares of Common Stock of the Corporation or other securities issuable upon exercise of the Option are then listed on any securities exchange, such shares shall have been authorized for listing on such exchange on official notice of issuance.


         4. Option Non-Transferable. This Option may not be transferred by the Optionee otherwise than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by him.

         5. Adjustment of Option Price and Number of Optioned Shares. If the outstanding securities of the class then subject to this Option are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, upon proper authorization of the Board of Directors, an appropriate and proportionate adjustment shall be made in the number and type of Optional Shares.

         6. Investment Covenant. The Optionee represents, covenants and agrees that, unless the Optioned Shares shall have been registered under the Securities Act of 1933, as amended, or other Federal or state statutes in effect at the time of purchase, such Optioned Shares will be acquired by the Optionee for investment for his own account and not with a view to distribution and agrees to execute such other and further instruments as may be required to evidence such investment intent.

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         7.   Right of Cancellation.  Notwithstanding the foregoing provisions of this Agreement, this Option may be canceled by the Board of Directors at any time prior to the exercise thereof if the Board determines that the Optionee has at any time prior to, or after, the date hereof intentionally committed an act materially inimical to the interests of the Corporation or of any subsidiary of the Corporation.

         IN WITNESS WHEREOF, the Corporation and the Optionee have executed this Agreement in duplicate as of the date first above written.

                                      ENVIROSOURCE, INC.
   ATTEST:
   /s/ Christina E. Huben             By: /s/ Louis A. Guzzetti, Jr.

                                      /s/ Arthur R. Seder, Jr.
                                            Optionee